EXHIBIT 99.1

7961 Shaffer Parkway Suite 5 Littleton, CO 80127 Phone: 720-981-1185 Fax: 720-981-1186
Trading Symbol: VGZ Toronto and NYSE MKT Stock Exchanges

__________________ NEWS _________________

Vista Gold Corp. ANNOUNCES LETTER OF INTENT TO OPTION THE

GUADALUPE DE LOS REYES PROJECT

Denver, Colorado, January 16, 2014 – Vista Gold Corp. (TSX & NYSE MKT: VGZ) (“Vista” or the “Company”) today announced that it has signed a non-binding letter of intent (the “LOI”) to option its interest in the Guadalupe de los Reyes gold and silver project in Sinaloa, Mexico (the “GdlR Project”) to Cangold Limited (“Cangold”).

The LOI provides that a non-refundable US$50,000 payment be made to Vista for which Cangold will have a 90 day period of exclusivity (the “Exclusivity Period”) to complete due diligence and negotiate and enter into a definitive option agreement with Vista (the “Option Agreement”).

The LOI contemplates that the Option Agreement (if entered into) will provide that Cangold may earn a 70% interest in the GdlR  Project by:

•

making payments totaling US$5,000,000 in five payments over a three-year period, with payments totaling US$1,000,000 in the first year, US$1,500,000 in the second year and US$2,500,000 in the third year;

•	operating the GdlR project, maintaining the concessions comprising the GdlR Project in good standing; and
•

fulfilling all of the obligations of Vista's wholly-owned subsidiary, Minera Gold Stake, S.A. de C.V. (“MGS”) to the Ejido La Tasajera (the “Ejido”) as set out in the temporary occupation contract between MGS and the Ejido.

The Option Agreement is expected to further provide that all cash payments are non-refundable and optional to Cangold, and in the event Cangold fails to pay any of the required amounts on the scheduled dates or fails to comply with its other obligations, the Option Agreement will terminate and Cangold will have no interest in the GdlR Project. Provided it is not in breach of the Option Agreement, Cangold may at its discretion advance the above payment schedule and exercise the initial option for a 70% interest in the GdlR Project any time during the three-year period.

Subject to Cangold earning a 70% interest in the GdlR Project, pursuant to the Option Agreement Cangold will be granted an additional option to earn the remaining 30% interest in the GdlR Project, by notifying Vista of a production decision and by making a cash payment to Vista of US$3,000,000 plus an additional cash payment based on a formula that includes the growth, if any, in estimated NI 43-101 compliant Measured and Indicated mineral resources of the GdlR Project, and the then prevailing spot gold price (“Escalator Payment”).

Should Cangold determine not to put the GdlR Project into production, the Option Agreement will provide Vista the right to buy back Cangold’s 70% interest in the GdlR Project for a cash payment of US$5,000,000 plus an additional cash payment based on the same formula for the Escalator Payment described above.  If Vista does not exercise its buyback option, Vista will still retain a right of first refusal should Cangold elect to sell its 70% interest in the GdlR Project to a third party.

The Option Agreement will also contain terms to provide that Cangold will be the operator of the GdlR Project and set forth the responsibilities and obligations of Cangold in this respect.

Cangold is a junior exploration company engaged in the exploration and development of gold projects in Mexico and Canada. Cangold trades on the TSX Venture Exchange under the symbol CLD.

The LOI and the Option Agreement are subject to the approval of the TSX Venture Exchange and to the Board of Directors of Cangold and Vista.

About Vista Gold Corp.

Vista’s principal assets include its flagship Mt. Todd gold project in Northern Territory, Australia, and a 24.9% holding in Midas Gold Corp. In addition to non-core projects in Mexico and California, Vista holds royalty interests in projects in Bolivia and Indonesia. For more information about our projects, including technical studies and resource estimates, please visit our website at www.vistagold.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Vista expects or anticipates will or may occur in the future, including such things as the successful completion of Cangold’s due diligence review of the GdlR Project, the negotiation and execution of the Option Agreement within the Exclusivity Period, the terms and conditions of the Option Agreement, Cangold complying with its obligations under the LOI and the Option Agreement (including making contemplated payments and maintaining the concessions), Cangold’s potential decision to put the GdlR project into production, approval of the Option Agreement by the TSX Venture Exchange and the respective board of directors of the parties and other such matters are forward-looking statements and forward-looking information. The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this press release include the following: ability of Cangold to make payments contemplated in the LOI and the Option Agreement, approved business plans, anticipated and estimated costs and budget expenditures to continue to optimize and advance the Company’s core assets, the perceived extent and duration of the current weakness of gold equity securities and other such matters.  When used in this press release, the words “optimistic,” “potential,” “indicate,” “expect,” “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” “would,” “could,” and similar expressions are intended to identify forward-looking statements and forward-looking information.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Vista to be materially different from any future results, performance or achievements expressed or implied by such statements.  Such factors include, among others, risks relating to Cangold’s ability to obtain financing (if at all), risks related to Cangold’s determination to put the GdlR Project into production, uncertainty of resource estimates, estimates of results based on such resource estimates; risks relating to completing metallurgical testing; risks relating to cost increases for capital and operating costs;  risks related to the timing and the ability to obtain approval of the environmental impact statement and the necessary permits for the Mt. Todd gold project, risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on Vista’s operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in Vista’s Annual Report Form 10-K as filed on March 14, 2013 and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Although Vista has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  Except as required by law, Vista assumes no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.

For further information, please contact Connie Martinez at (720) 981-1185, or visit the Company’s website at www.vistagold.com.

-  2  -